UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2010
BPW ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33979 (Commission File Number)	26-1259837 (IRS Employer Identification No.)
750 Washington Boulevard, Stamford, Connecticut 06901
(Address of principal executive offices)
(203) 653-5800
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 3.03. Material Modification to Rights of Security Holders.
Item 5.01. Change in Control of Registrant.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed, on December 8, 2009, BPW Acquisition Corp., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, as amended (the “Merger Agreement”), with The Talbots, Inc., a Delaware corporation (“Parent”), and Tailor Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). On February 24, 2010, the stockholders of the Company voted to approve and adopt the Merger Agreement. On April 7, 2010, at the effective time of the merger (the “Effective Time”), in accordance with the Merger Agreement and the Delaware General Corporation Law, Merger Sub merged with and into the Company (the “Merger”), immediately after which the Company merged with and into Parent (together with the Merger, the “Transaction”) with Parent continuing as the surviving corporation of the Transaction.
On April 8, 2010, the Company notified NYSE Amex (“NYSE Amex”) of the consummation of the Transaction and requested that trading in units (the “Units”), consisting of (i) the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) warrants exercisable for Common Stock at an exercise price of $7.50 per share (the “BPW Warrants”), be suspended and that the Units, the Common Stock and the BPW Warrants be withdrawn from listing on NYSE Amex. NYSE Amex has filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, on Form 25 to delist and deregister the Units, the Common Stock and the BPW Warrants. As a result, the Units, the Common Stock and the BPW Warrants will no longer be listed on NYSE Amex. The Company will file a Form 15 with the SEC to deregister the Units, the Common Stock and the BPW Warrants under Sections 12(b) and 12(g) of the Exchange Act and to suspend the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.
Under the terms of the Merger Agreement, at the Effective Time each outstanding share of Common Stock was cancelled and converted into the right to receive 0.9853 shares of common stock of Parent (“Talbots Common Stock”), subject to the terms and conditions set forth in the Merger Agreement.
The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 11, 2009, and is incorporated by reference herein.
Pursuant to the warrant agreement, dated February 26, 2008, by and between the Company and Mellon Investor Services LLC governing the BPW Warrants (the “Initial Warrant Agreement”), upon the Effective Time, each BPW Warrant which was not tendered into the offer to exchange BPW Warrants for either shares of Talbots Common Stock or warrants to purchase Talbots Common Stock (subject to certain election and proration procedures) became exercisable for such number of shares of Talbots Common Stock as such warrantholder would have received in the Merger had the BPW Warrants been converted to shares of Common Stock immediately prior to the Effective Time.

Item 5.01.	Change in Control of Registrant.

The information disclosed in Items 3.01 and 3.03 is hereby incorporated by reference.
At the Effective Time, Merger Sub merged with and into the Company, immediately after which the Company merged with and into Parent with Parent continuing as the surviving corporation of the Transaction.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the Merger Agreement, at the Effective Time each member of the Company’s board of directors (the “Board”) resigned from the Board.

Item 8.01	Other Events.
On April 7, 2010, the Company and Parent issued a joint press release (the “Press Release”) announcing that the parties had consummated the Merger and the Transaction. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
2.1
Agreement and Plan of Merger, by and among The Talbots, Inc., Tailor Acquisition, Inc. and BPW Acquisition Corp., dated as of December 8, 2009 (incorporated by reference to the Current Report on Form 8-K filed by the Company on December 11, 2009).

2.2
First Amendment to Agreement and Plan of Merger, dated as of February 16, 2010, by and among The Talbots, Inc., Tailor Acquisition, Inc. and BPW Acquisition Corp. (incorporated by reference to the Current Report on Form 8-K filed by the Company on February 17, 2010).

2.3
Second Amendment to Agreement and Plan of Merger, dated as of April 6, 2010, by and among The Talbots, Inc., Tailor Acquisition, Inc. and BPW Acquisition Corp. (incorporated by reference to the Current Report on Form 8-K filed by the Company on April 6, 2010).

99.1	Press Release, dated April 7, 2010.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Talbots, Inc., as successor to BPW Acquisition Corp.
By:	/s/ Richard T. O’Connell, Jr.
	Name:	Richard T. O’Connell, Jr.
	Title:	Executive Vice President, Real Estate, Legal, Store Planning & Design and Construction, and Secretary

Dated: April 13, 2010

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, by and among The Talbots, Inc., Tailor Acquisition, Inc. and BPW Acquisition Corp., dated as of December 8, 2009 (incorporated by reference to the Current Report on Form 8-K filed by the Company on December 11, 2009).

2.2
First Amendment to Agreement and Plan of Merger, dated as of February 16, 2010, by and among The Talbots, Inc., Tailor Acquisition, Inc. and BPW Acquisition Corp. (incorporated by reference to the Current Report on Form 8-K filed by the Company on February 17, 2010).

2.3
Second Amendment to Agreement and Plan of Merger, dated as of April 6, 2010, by and among The Talbots, Inc., Tailor Acquisition, Inc. and BPW Acquisition Corp. (incorporated by reference to the Current Report on Form 8-K filed by the Company on April 6, 2010).

99.1	Press Release, dated April 7, 2010.